BLACKROCK FUNDS II

BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

(the “Fund”)

Supplement dated August 10, 2017 to the Summary Prospectuses and Prospectuses, each dated April 28, 2017, as supplemented to date

Effective immediately, the following changes are made to the Fund’s Summary Prospectuses and Prospectuses, as applicable:

The last paragraph of the cover page of each Summary Prospectus of the Fund is deleted in its entirety and replaced with the following:

The Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved these securities or passed upon the adequacy of this Summary Prospectus. Any representation to the contrary is a criminal offense.

The last paragraph of the cover page of each Prospectus of the Fund is deleted in its entirety and replaced with the following:

The Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

The last full paragraph in the section of each Prospectus of the Fund entitled “For More Information — Additional Information” is deleted in its entirety and replaced with the following:

The SEC and the Commodity Futures Trading Commission have not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Shareholders should retain this Supplement for future reference.

ALLPR-EMD-0817SUP